Exhibit 99.1

Chembio to Host Conference Call to Discuss Second Quarter 2016 Financial Results

Conference Call Scheduled for Thursday, August 11th
At 10:00a.m. Eastern Time

MEDFORD, NY, August 4, 2016 -- Chembio Diagnostics, Inc. (NASDAQ:CEMI), which develops, manufactures, markets and licenses point-of-care diagnostic tests, announced today that the Company will release financial results for the second quarter of 2016, before the opening of the market on Thursday, August 11, 2016. The Company's 10-Q and earnings press release will be available at 9:15a.m. EDT on its website.
John J. Sperzel, Chembio's President and Chief Executive Officer, will host an investment community conference call beginning at 10:00 a.m. Eastern Time on Thursday, August 11,  2016, to discuss these results and to answer questions. He will be joined by Richard Larkin, Chembio's Chief Financial Officer.
To participate on the conference call, please dial (877) 407-0778 from the U.S. or (201) 689-8565 from outside the U.S. In addition, following the completion of the call, a telephone replay will be accessible until August 18, 2016 at 11:59 p.m. Eastern Time by dialing (877) 481-4010 from the U.S. or (919) 882-2331 from outside the U.S. and entering conference ID #:13642880.  The conference call may also be accessed via the internet at http://www.investorcalendar.com/IC/CEPage.asp?ID=175233.  An archive of the webcast will be available for 90 days on the Company's website at www.chembio.com.
Those interested in listening to the conference call live via the Internet may do so by visiting the Investor Relations section of Chembio's website at www.chembio.com. To listen to the live call, please go to the website 15 minutes prior to its start to register, download, and install the necessary audio software. A replay will be available on the website for a limited time.

About Chembio Diagnostics
Chembio Diagnostics, Inc. develops, manufactures, licenses and markets proprietary rapid diagnostic tests in the growing $8.0 billion point-of-care testing market. Chembio markets its DPP® HIV 1/2 Assay, HIV 1/2 STAT-PAK® Assay and SURE CHECK® HIV 1/2 Assay, with these Chembio brand names, in the U.S. and internationally both directly and through third-party distributors. SURE CHECK® HIV 1/2 Assay previously has been sold in the U.S. exclusively as Clearview® Complete HIV 1/2 Assay. Outside the U.S., Chembio markets its SURE CHECK® HIV 1/2 Assays through distributors.
Chembio has developed a patented point-of-care test platform technology, the Dual Path Platform (DPP®) technology, which has significant advantages over lateral-flow technologies. This technology is providing Chembio with a significant pipeline of business opportunities for the development and manufacture of new products.
Headquartered in Medford, NY, Chembio is licensed by the U.S. Food and Drug Administration (FDA) as well as the U.S. Department of Agriculture (USDA), and is certified for the global market under the International Standards Organization (ISO) directive 13485. Chembio Diagnostic Systems, Inc. is a wholly-owned subsidiary of Chembio Diagnostics, Inc. For more information, please visit: www.chembio.com.

Forward-Looking Statements

Statements contained herein that are not historical facts may be forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Forward-looking statements include statements regarding the intent, belief or current expectations of the Company and its management.  Such statements, which are estimates only, reflect management's current views, are based on certain assumptions, and involve risks and uncertainties.  Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to Chembio's ability to obtain additional financing and to obtain regulatory approvals in a timely manner, as well as the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events.  Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Contacts:
Company
Susan Norcott
(631) 924-1135 Ext. 125
snorcott@chembio.com

Investor Relations
Vida Strategic Partners (investors)
Stephanie C. Diaz
(415) 675-7401
sdiaz@vidasp.com